Exhibit 99.1

HubSpot Announces Proposed Public Offering of Common Stock

Cambridge, Mass., February 13, 2019 – HubSpot, Inc. (“HubSpot”) (NYSE: HUBS), a leading growth platform, today announced that it has commenced an underwritten public offering of 1.7 million shares of its common stock. HubSpot also intends to grant the underwriter a 30-day option to purchase up to an additional 255,000 shares of common stock. All of the shares in the proposed offering are to be sold by HubSpot.

Morgan Stanley is acting as lead book-running manager of the proposed offering. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or the actual size or terms of the offering.

The shares are being offered by HubSpot pursuant to an automatically effective shelf registration statement that was previously filed with the Securities and Exchange Commission (the “SEC”). A preliminary prospectus supplement relating to and describing the terms of the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. When available, copies of the preliminary prospectus supplement and the accompanying prospectus relating to these securities may also be obtained by contacting Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014. The final terms of the offering will be disclosed in a final prospectus supplement to be filed with the SEC.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About HubSpot, Inc.

HubSpot is a leading growth platform. Over 56,500 total customers in over 100 countries use HubSpot’s award-winning software, services, and support to transform the way they attract, engage, and delight customers.

Forward-Looking Statements

This press release includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated final terms, timing and completion of the proposed offering.

These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks and uncertainties related to market conditions and satisfaction of customary closing conditions related to the proposed public offering, our history of losses, our ability to retain existing customers and add new customers, the continued growth of the market for an inbound platform; our ability to differentiate our platform from competing products and technologies; our ability to manage our growth effectively to maintain our high level of service; our ability to maintain and expand relationships with our marketing agency partners; our ability to successfully acquire and integrate companies and assets; our ability to successfully recruit and retain highly-qualified personnel; the price volatility of our common stock, and other risks set forth under the caption “Risk Factors” in our Annual Report on Form 10-K filed on February 12, 2019 and our other SEC filings.

We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. We assume no obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

Investor Relations and Media

Investors:

HubSpot

Charles MacGlashing

investors@hubspot.com

Media:

HubSpot

Ellie Flanagan

eflanagan@hubspot.com